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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (Date of earliest event reported): February 26, 1999



                            RESEARCH ENGINEERS, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                 0-28560                22-2356861
    (State or Other      (Commission File Number)      (IRS Employer
    Jurisdiction of                                 Identification No.)
     Incorporation)



                            22700 SAVI RANCH PARKWAY
                          YORBA LINDA, CALIFORNIA 92887
                   (Address of Principal Executive Offices)


                                (714) 974-2500
             (Registrant's telephone number, including area code)


                                 Not Applicable
        (Former Name or Former Address, if Changed Since Last Report.)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On February 26, 1999, Research Engineers, Inc. ("the Company") acquired all of the outstanding stock of R-Cube Technologies, Inc. ("R-Cube"). The stock was acquired from Krishna P. Reddy and Anuradha Padala, Prakash Rao Pokala and Sucharita Pokala, and Srinivasa Reddy Malireddy and M. Veda Vathi.

         R-Cube  is  a  provider  of  Information   Technology  ("IT")  Services
         headquartered in Cupertino, California.

         The acquisition is expected to be accounted for using the purchase method of accounting. The aggregate purchase price, including acquisition costs, was approximately $2.6 million. The acquisition was funded through a $2.32 million line of credit from Imperial Bank, and operating capital. In determining the purchase price for R-Cube, the Company took into account the value of companies of similar industry and size to R-Cube, comparable transactions and the market for such companies generally.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial statements of businesses acquired

            It is impracticable to provide the required financial statements for the acquired business at the time this Form 8-K is filed. The registrant shall file the required financial statements under cover of Form 8-K/A on or before May 12, 1999.

      (b)   Pro forma financial information.

            To be provided on or before May 12, 1999.

      (c)   Exhibits

            2.1 Stock Purchase Agreement dated as of January 18, 1999 among the Company, R-Cube Technologies, Inc. and Krishna P. Reddy

            2.2 Stock Purchase Agreement dated as of January 18, 1999 among the Company, R-Cube Technologies, Inc. and Prakash Rao Pokala

            2.3 Stock Purchase Agreement dated as of January 18, 1999 among the Company, R-Cube Technologies, Inc. and Srinivasa Reddy Malireddy

            2.4 Credit Agreement dated February 26, 1999 by and between the Company and Imperial Bank

            2.5 General Security Agreement dated February 26, 1999 by and between the Company and Imperial Bank

            2.6 General Security Agreement dated February 26, 1999 by and between the Company and Imperial Bank

            2.7 Note Secured by Deed of Trust in the principal amount of $2,320,000 dated February 26, 1999 made by the Company in favor of Imperial Bank




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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 5, 1999

                                          RESEARCH ENGINEERS, INC.


                                          By: /S/ WAYNE BLAIR
                                          -------------------
                                             Wayne Blair
                                             Chief Financial Officer,
                                             Secretary
                                             and Treasurer


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                                  EXHIBIT INDEX
                                  -------------

Exhibit 2.1 Stock Purchase Agreement dated as of January 18, 1999 among the Company, R-Cube Technologies, Inc. and Krishna P. Reddy

Exhibit 2.2 Stock Purchase Agreement dated as of January 18, 1999 among the Company, R-Cube Technologies, Inc. and Prakash Rao Pokala

Exhibit 2.3 Stock Purchase Agreement dated as of January 18, 1999 among the Company, R-Cube Technologies, Inc. and Srinivasa Reddy
            Malireddy

Exhibit 2.4 Credit Agreement dated February 26, 1999 by and between the
            Company and Imperial Bank

Exhibit 2.5 General  Security  Agreement  dated  February  26,  1999 by and between the Company and Imperial Bank

Exhibit 2.6 General  Security  Agreement  dated  February  26,  1999 by and between the Company and Imperial Bank

Exhibit 2.7 Note  Secured  by Deed of  Trust  in the  principal  amount  of
            $2,320,000 dated February 26, 1999 made by the Company in favor of Imperial Bank